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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated February 22, 1996 relating to the financial statements of Voice Control Systems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995.

     We also consent to the reference to us under the heading "Experts" in the Prospectus.

                                                    /s/  BDO SEIDMAN, LLP

September 3, 1996